UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

EURONAV MI II INC.

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66 071 6485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue
2nd Floor
New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 763-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On June 12, 2018, Euronav MI II Inc. (formerly known as Gener8 Maritime, Inc.), a Marshall Islands corporation (the “Company”), Euronav NV, a Belgian corporation (“Euronav”) and Euronav MI Inc., a Marshall Islands corporation and a wholly-owned subsidiary of Euronav (“Merger Sub”) completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger by and among the Company, Euronav and Merger Sub, dated as of December 20, 2017 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Euronav.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the Merger (other than shares of Company common stock owned by (i) the Company or its subsidiaries or (ii) Euronav, Merger Sub or their respective subsidiaries) was canceled and automatically converted into the right to receive 0.7272 of an ordinary share, no par value per share, of Euronav. Each then outstanding Company restricted stock unit became fully vested and was terminated and canceled in exchange for the right to receive 0.7272 of an ordinary share, no par value per share, of Euronav. Each then outstanding option to purchase shares of the Company’s common stock was terminated and canceled in exchange for the right of the former option holder to receive a cash payment equal to the Option Consideration (as defined in the Merger Agreement). Immediately following the Merger, pre-merger shareholders of Euronav owned approximately 72% of the combined company, and former Company shareholders owned approximately 28% of the combined company.

Trading in the Company’s common stock on the New York Stock Exchange (the “NYSE”) ceased at the close of the market on June 11, 2018 in connection with the consummation of the Merger.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2017, which is incorporated by reference herein.

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company’s common stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NYSE under the symbol “GNRT”. On June 12, 2018, the Company notified the NYSE of the closing of the Merger. The Company expects that as soon as practicable, the NYSE will file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act, to deregister the common stock under Section 12(b) of the Exchange Act, and suspend and delist the common stock from trading on the NYSE.

ITEM 3.03 Material Modifications to the Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 is incorporated by reference herein.

Effective upon the closing of the Merger, the Company’s shareholders immediately prior to the effective time of the Merger ceased to have any rights as shareholders of the Company (other than their right to receive the applicable merger consideration).

ITEM 5.01 Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 is incorporated by reference herein.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, all of the members of the Board of Directors of the Company (the “Board”) and all committees thereof resigned from such positions, as of the Effective Time. At the Effective Time, Paddy Rodgers and Brian Gallagher became the sole members of the Board. Biographical information about Mr. Rodgers and Mr. Gallagher and information about their business experience is set forth in Euronav’s Annual Report on Form 20-F for the year ended December 31, 2017 filed with the SEC on April 17, 2018, and is hereby incorporated by reference into this Current Report on Form 8-K.

In connection with the Merger, at the request of Euronav, each of the following persons agreed to relinquish their positions in the following offices of the Company, as of the effective time of the merger: Peter Georgiopoulos, Chief Executive Officer; Leonard Vrondissis, Executive Vice President, Chief Financial Officer and Secretary; John Tavlarios, Executive Vice President and Chief Operating Officer; Dean Scaglione, Controller and Treasurer, except that Mr. Scaglione will continue to work for the Company as controller, for a transitional period that is currently expected to last through August 2018,  pursuant to the terms of a working notice separation agreement; George Fikaris, Vice President; Milton Gonzales, Manager and Technical Director of Gener8 Maritime Management LLC (a wholly-owned subsidiary of the Company) and Sean Bradley, Manager and Commercial Director of Gener8 Maritime Management LLC.

Effective as of the Effective Time,

Paddy Rodgers became President of the Company.

Brian Gallagher was appointed Vice President and Secretary of the Company.

Milton H. Gonzales was appointed as the Chief Operating Officer of the Company for a transitional period that is expected to last through October 2018. Biographical information about Mr. Gonzales and information about his business experience is set forth in Amendment No. 1 to Gener8 Maritime, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 30, 2018 and is hereby incorporated by reference into this Current Report on Form 8-K.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time, the articles of incorporation of the Company, as amended, were amended and restated in their entirety to be in a form appropriate for a wholly-owned subsidiary. The bylaws, as amended, were amended to be in a form appropriate for a wholly-owned subsidiary.

The foregoing description of the amended and restated articles of incorporation and the amended bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the articles of incorporation and bylaws of the Company which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated into this report by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1	Amended and Restated Articles of Incorporation of Euronav MI II Inc.

3.2	Amended Bylaws of Euronav MI II Inc.

EXHIBIT INDEX

3.1	Amended and Restated Articles of Incorporation of Euronav MI II Inc.

3.2	Amended Bylaws of Euronav MI II Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Gener8 Maritime, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONAV MI II INC.

/s/ Milton H. Gonzales
Milton H. Gonzales
Chief Operating Officer

DATE: June 12, 2018